UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)       September 26, 2002
                                                   ---------------------------
                                                       (September 25, 2002)
                                                   ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           -----------------------
(State or Other Jurisdiction   File Number 333-32170        (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




Alvarado Square, Albuquerque, New Mexico                           87158
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

The following is a press release issued by the Company on September 25, 2002.

                    PNM RESOURCES, WESTAR ENERGY DROP LAWSUIT

Albuquerque, New Mexico and Topeka, Kansas: PNM Resources (NYSE:PNM), and Westar Energy, Inc. (NYSE: WR), today announced that litigation between them, concerning their November 2000 agreements for combining their electric utilities businesses, has been settled. Each side has agreed to release all of its claims and potential claims in connection with the transaction in exchange for a release from the other party of all of its claims and potential claims in connection with the transaction.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. Its principal subsidiary is Public Service Company of New Mexico, which serves more than 441,000 gas customers and 378,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S.

Westar Energy is a consumer services company with interests in monitored services and energy. The company has total assets of approximately $7 billion, including security company holdings through ownership of Protection One, Inc. (NYSE: POI) and Protection One Europe, which have more than 1.2 million security customers. Westar Energy is the largest electric utility in Kansas providing service to about 645,000 customers in the state. Westar Energy has nearly 6,000 megawatts of electric generation capacity and operates and coordinates more than 34,7000 miles of electric distribution and transmission lines. Through its ownership in ONEOK, Inc. (NYSE: OKE), a Tulsa, Okla.-based natural gas company, Westar Energy has a 44.7 percent interest in one of the largest natural gas distribution companies in the nation, serving more than 1.4 million customers.



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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                 ---------------------------------------------
                                                  (Registrant)


Date:  September 26, 2002                      /s/ John R. Loyack
                                 ---------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)


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